Exhibit 99

 Jefferson Pilot Reports Nine Percent Increase in Earnings Per Share Before
                         Realized Investment Losses

   GREENSBORO, N.C., April 28 /PRNewswire-FirstCall/ -- Jefferson-Pilot Corporation (NYSE: JP), parent of the Jefferson Pilot Financial companies and one of the nation's leading providers of universal and variable universal life insurance and annuities, today reported results for the first quarter of 2003. Jefferson Pilot's net income per share for the first quarter was $0.76 including net realized investment losses of $0.09, versus net income per share of $0.92 in the first quarter of 2002, including net realized investment gains of $0.14. Jefferson Pilot's earnings per share before realized investment gains and losses increased nine percent in the first quarter of 2003 to $0.85 from $0.78 in the first quarter of 2002.
   All per-share results are on a diluted basis.
   Earnings from Jefferson Pilot's Individual Products segment increased nine percent to $76.0 million in the first quarter from $69.7 million in the first quarter of 2002. Sales growth from core agency channels was excellent. Annualized first-year premiums grew 48 percent versus the first quarter last year excluding small-case BOLI ("Target Marketing") sales, which were intentionally limited due to market conditions. Life policyholder fund balance growth also was strong at eight percent, to a record $10.4 billion.
   The Annuity and Investment Products segment earned $21.2 million in the first quarter, versus $21.4 million a year ago. Fixed annuity sales once again were significantly lower for the quarter, as Jefferson Pilot continued to follow a highly disciplined approach to product pricing, electing not to pursue business at dilutive returns. Despite lower sales, fixed annuity average fund balances showed good growth of nine percent for the quarter, as surrenders remained at a low level. Investment product sales totaled $615 million in the quarter, a good result notwithstanding a decline from the first quarter last year.
   Benefit Partners' segment earnings for the quarter of $11.9 million, compared to $12.9 in the first quarter of 2002, were reduced by an adverse mortality fluctuation in group life insurance. Loss ratios for both short-term and long-term group disability lines continued to be good, and expenses remained well controlled. Benefit Partners' sales growth was excellent, reflecting continued growth in the sales force, higher productivity among the sales reps, and the advantages Jefferson Pilot enjoys in the group insurance business from high financial strength ratings and superior technology. Group life, disability, and dental products sales reached almost $73 million in the quarter, up 30 percent versus a year ago.
   Through effective expense control, Jefferson-Pilot Communications leveraged sales growth of four percent into earnings growth of eight percent, with earnings rising to $7.1 million in the quarter from $6.5 million a year ago. Broadcast cash flow grew five percent to $15.7 million from $15.0 million in the first quarter last year. Notable Communications trends in the first quarter included good growth in television profits offset by lower than expected results from sports operations.
   The Corporate and Other segment recorded earnings before realized investment losses of $5.3 million in the quarter, versus $7.2 million before investment gains in the year-earlier period. Realized net investment losses of $12.4 million in the quarter produced a net segment loss of $7.1 million, compared to earnings, including net realized investment gains of $21.9 million, of $29.1 million in the first quarter of 2002. While appropriate write downs of distressed securities served to strengthen Jefferson Pilot's asset quality, investment credit trends improved somewhat in the first quarter, with the bond portfolio experiencing limited defaults and a moderating trend in rating downgrades.
   During the first quarter, Jefferson Pilot bought 1,000,000 of its shares for a total investment of $37.9 million.
   Commenting on the quarter, Jefferson Pilot CEO David A. Stonecipher said, "Jefferson Pilot again produced good overall results notwithstanding a challenging business environment. In our important individual life insurance business, Premier Partnering continued to deliver excellent growth in core agency life insurance sales. Once again our Annuity and Investment Products business declined to chase sales in a very difficult pricing environment, instead following the same sound, disciplined approach we have always pursued. Our Benefit Partners business continued to pursue successfully its well-conceived growth strategy based on sound product design and technological leadership. Jefferson-Pilot Communications again demonstrated its ability to produce bottom-line growth in a less-than-robust economy."
   "There is no doubt," Stonecipher continued, "that the environment remains challenging. While we are pleased that the credit market appears to be stabilizing and bond losses are moderating, low investment yields continue to demand tremendous vigilance in pricing and managing life insurance and annuity product lines. However, Jefferson Pilot's balance sheet quality remains very high, our profitability is strong, and we have flexibility to continue executing appropriate strategies to keep Jefferson Pilot an industry leader in growth and profitability."

   Jefferson-Pilot Corporation, a holding company, is one of the nation's largest shareholder-owned life insurance companies. Jefferson Pilot's life insurance and annuity companies, principally Jefferson-Pilot Life Insurance Company, Jefferson Pilot Financial Insurance Company, and Jefferson Pilot LifeAmerica Insurance Company, together known as Jefferson Pilot Financial, offer full lines of individual and group life insurance products as well as annuity and investment products. Jefferson-Pilot Communications Company owns and operates three network television stations and 17 radio stations, and produces and syndicates sports programming. Additional information on Jefferson-Pilot can be found at www.jpfinancial.com.

   In this release, the terms "operating earnings," "earnings," "segment earnings," "earned," and "earnings before realized investment gains or losses," refer to all elements of net income available to common stockholders except realized gains or losses on sales, writedowns, or impairments of investments ("realized investment gains or losses"). Realized investment gains or losses, as defined, are net of related income taxes, and are reported in the Corporate and Other segment.

   This release includes forward-looking statements, and any forward-looking statements may turn out to be wrong. They can be affected by inaccurate assumptions or by known or unknown risks and uncertainties that could affect our actual results significantly. These risks and uncertainties include, among others, the risk that Jefferson Pilot might fail to complete successfully our strategy for increasing individual life insurance sales; general economic conditions, the impact on the economy of any further terrorist activities, and interest rate changes and fluctuations, all of which can impact our sales, investments, and earnings; competitive factors, including pricing pressures, technological developments, new product offerings, and the emergence of new competitors; changes in federal and state taxes; changes in the regulation of the financial services industry; or changes in other laws and regulations and their impact. We undertake no obligation to publicly correct or update any forward-looking statements. Readers are advised to consult any further disclosures we make on related subjects in our press releases and filings with the SEC; in particular, see the section entitled "External Trends and Forward Looking Information," and other sections it may reference, in our most recent 10-K report to the SEC, as it may be updated in our subsequent 10-Q and 8-K reports.


                 Jefferson-Pilot Corporation and Subsidiaries
                          First Quarter 2003 Results


                                                     Three Months Ended
                                               Mar 31, 2003      Mar 31, 2002

   Basic earnings per share available to
    common
      stockholders, before gain
       (losses) from sale of
       investments                                  $0.85             $0.78

   Gain (losses) from sale of
    investments, net of income taxes                (0.09)             0.15

   Basic earnings per share available to
    common
      stockholders                                  $0.76             $0.93


   Diluted earnings per share available
    to common
      stockholders, before gain
       (losses) from sale of
       investments                                  $0.85             $0.78

   Gain (losses) from sale of
    investments, net of income taxes                (0.09)             0.14

   Diluted earnings per share available
    to common
      stockholders                                  $0.76             $0.92


   (Dollars in thousands)

   Income available to common
    stockholders, before
      gain (losses) from sale of
       investments                               $121,449          $117,709

   Gain (losses) from sale of
    investments, net of income taxes              (12,394)           21,863

   Net income available to common
    stockholders                                 $109,055          $139,572


   Average number of shares outstanding       142,804,138       150,099,358

   Average number of shares outstanding
    - assuming dilution                       143,662,337       151,804,738

                 Jefferson-Pilot Corporation and Subsidiaries
                                  (Unaudited)


   Consolidated Balance Sheets (In
   Thousands)                                Mar 31, 2003      Dec 31, 2002

   Assets:
   Cash and investments                       $24,553,450       $24,345,420
   Accrued investment income                      306,156           302,344
   Due from reinsurers                          1,369,311         1,375,341
   Deferred policy acquisition costs            1,590,476         1,524,819
   Value of insurance in force                    477,234           502,498
   Goodwill, net                                  311,894           311,894
   Other assets                                   486,710           462,157
   Separate account assets                      1,710,248         1,784,821

                                              $30,805,479       $30,609,294

   Liabilities:
   Policy liabilities                         $23,409,278       $23,132,411
   Debt:
      Commercial paper borrowings                 373,085           453,442
   Obligations under repurchase
    agreements                                    496,985           499,227
   Income tax liabilities                         464,334           430,795
   Accrued expenses and other
    liabilities                                   449,120           468,626
   Separate account liabilities                 1,710,248         1,784,821

                                               26,903,050        26,769,322

   Capital securities                             300,000           300,000

   Stockholders' equity:
   Common stock and paid in capital               177,661           180,120
   Retained earnings                            2,785,480         2,749,823
   Accumulated other comprehensive
    income  -
        net unrealized gains on
        securities                                639,288           610,029

                                                3,602,429         3,539,972

                                              $30,805,479       $30,609,294

   Components of Equity (Dollars in
    thousands except share amounts)

   Common stock and paid in capital              $177,661          $180,120
   Retained earnings                            2,785,480         2,749,823
   Net unrealized gains
       Bonds, net of DAC, VOBA and taxes          409,890           370,399
       Equities, net of taxes                     229,398           239,630
           Total unrealized gains                 639,288           610,029
   Stockholders' equity                        $3,602,429        $3,539,972

   Shares Outstanding                         142,105,162       142,798,768

   Per share                                       $25.35            $24.79

   Per share excluding unrealized gains            $20.85            $20.52



                 Jefferson-Pilot Corporation and Subsidiaries
                 Consolidated Statements of Income (Unaudited)



                                                     Three Months Ended
   (Dollars in thousands except share
   amounts)                                    Mar 31, 2003     Mar 31, 2002

   Revenue:
   Premiums and other considerations              $230,825         $200,966
   UL & investment product charges                 195,471          171,326
   Investment income, net of expenses              407,355          403,942
   Realized investment gains (losses)              (19,068)          33,635
   Communications sales                             50,103           48,094
   Broker-dealer concessions and other              23,581           27,187

      Total Revenue                                888,267          885,150

   Benefits and Expenses:
   Insurance and annuity benefits                  521,253          485,659
   Insurance commissions, net of
    deferrals                                       24,990           30,973
   General and administrative expenses,
    net of deferrals                                31,406           33,701
   Insurance taxes, licenses and fees               21,165           19,683
   Amortization of policy acquisition
    costs and
    value of business acquired                      81,537           63,274
   Communications operations                        34,745           33,660

        Total Benefits and Expenses                715,096          666,950

   Income before taxes                             173,171          218,200
   Income taxes                                     57,975           72,487

   Net income                                      115,196          145,713

   Dividends on capital securities                  (6,141)          (6,141)

   Net income available to common
    stockholders                                  $109,055         $139,572



   Average number of shares outstanding        142,804,138      150,099,358

   Average number of shares
     outstanding - assuming dilution           143,662,337      151,804,738



   Earnings Per Share

   Income before gains (losses) from sale
    of investments                                   $0.85            $0.78

   Gains (losses) from sale of
    investments, net of income taxes                 (0.09)            0.15

   Earnings Per Share                                $0.76            $0.93

   Income before gains (losses) from sale
    of investments -
    assuming dilution                                $0.85            $0.78

   Earnings Per Share - Assuming Dilution            $0.76            $0.92



                  Jefferson-Pilot Corporation and Subsidiaries
               Consolidated Statements of Cash Flows (Unaudited)

                                                    Three Months Ended
   (In Thousands)                             Mar 31, 2003      Mar 31, 2002


   Cash Flows from Operating Activities:

   Net income                                    $115,196          $145,713
   Adjustments to reconcile net income
    to net cash
    provided by operating activities:
       Change in policy liabilities                41,164            12,710
       Net amount credited to
        policyholder accounts                      16,286            40,637
       Net deferral of policy
        acquisition costs                         (67,997)          (65,228)
       Net amortization of value of
        business acquired                          16,763            17,598
       Other                                      (25,980)          (84,840)

   Net cash provided by operations                 95,432            66,590

   Cash Flows from Investing Activities:
   Securities and loans purchased and
    sold                                         (184,367)         (454,955)
   Other investing activities                       3,210            (2,969)

   Net cash used in investing activities         (181,157)         (457,924)

   Cash Flows from Financing Activities:
   Policyholder contract deposits                 637,109           624,768
   Policyholder contract withdrawals             (404,575)         (325,229)
   Net borrowings                                 (82,599)           53,757
   Net issuance (repurchase) of common
    shares                                        (29,859)            3,541
   Cash dividends to common and
    preferred stockholders                        (49,395)          (47,438)
   Other                                            1,187             2,654

   Net cash provided by financing
    activities                                     71,868           312,053

   Decrease in cash and cash equivalents          (13,857)          (79,281)
   Cash and cash equivalents at
    beginning of period                            66,777           139,464

   Cash and cash equivalents at end of
    period                                        $52,920           $60,183

   Supplemental Cash Flow Information:
   Income taxes paid                              $41,323           $18,587

   Interest paid on borrowed money                 $3,419            $9,261


05:35pm EDT 28-Apr-03 PR Newswire - First Call Wire (Jefferson-Pilot Corporati Jefferson Pilot Reports Nine Percent Increase in Earnings Per Share Pt(3 of 6)




                 Jefferson-Pilot Corporation and Subsidiaries
                           Business Segment Results
                                  (Unaudited)


   Individual Products (In Thousands)

   The Individual Products distribution system offers a wide array of life insurance products to individuals and employers through captive agents (career and home service agency forces), independent agents (recruited through independent marketing organizations and a regional marketing network) and financial institutions. Reportable segment results were:


                                                      Three Months Ended
                                                           March 31
                                                    2003              2002
     Life premiums and other
      considerations                              $44,166           $47,172
     UL and investment product charges            193,172           168,275
     Investment income, net of expenses           227,075           229,948
     Other income                                   1,411             1,785
     Total revenues                               465,824           447,180
     Policy benefits                              274,320           271,336
     Expenses                                      74,598            68,597
     Total benefits and expenses                  348,918           339,933
     Reportable segment results before
      income taxes                                116,906           107,247
     Provision for income taxes                    40,917            37,537
     Reportable segment results                   $75,989           $69,710


     Operating Measures

     Annualized equivalent life
      insurance premiums:
          -Sales excluding large case
           BOLI                                   $61,442           $61,357
          -Large case BOLI                           $ --              $ --


     Average  UL policyholder fund
      balances                                $10,351,111        $9,558,857
     Average VUL separate account assets        1,105,805         1,331,981
          Total                               $11,456,916       $10,890,838

     Average Face Amount of Insurance In
      Force:
          - Total                            $163,794,000      $160,061,000
          - UL-Type Contracts                $122,245,000      $118,577,000

     Average assets                           $16,750,174       $16,219,037



                  Jefferson-Pilot Corporation and Subsidiaries
                            Business Segment Results
                                  (Unaudited)


   Annuity and Investment Products (In Thousands)

   Annuity and Investment Products (referred to as AIP) offers fixed and variable annuities and investment products through proprietary and independent agents, financial institutions, investment professionals and broker-dealers. Reportable segment results were:


                                                      Three Months Ended
                                                            March 31
                                                    2003               2002
     Investment product charges and
      premiums                                     $2,040             $3,618
     Investment income, net of expenses           145,478            140,630
     Broker-dealer concessions and
      other                                        22,190             25,407
     Total revenues                               169,708            169,655
     Policy benefits (including
      interest credited)                          103,575            100,402
     Expenses                                      33,454             36,404
     Total benefits and expenses                  137,029            136,806
     Reportable segment results before
      income taxes                                 32,679             32,849
     Provision for income taxes                    11,464             11,497

     Reportable segment results                   $21,215            $21,352


     Operating Measures

     Fixed annuity premium sales                 $115,339           $186,424
     Variable annuity premium sales                 1,041              5,064
          Total                                  $116,380           $191,488

      Investment product sales                    $614,665           $743,876

     Average Fund Balances:
     Fixed annuity                             $8,242,025         $7,532,393
     Variable annuity                             335,366            492,913
        Total annuity                          $8,577,391         $8,025,306

     Effective investment spreads for
      fixed annuities                               1.89%              1.84%

     Fixed annuity surrenders as a % of
      beginning fund balance                         7.9%               9.2%

     Fixed annuity general and
      administrative expenses
      as a % of average invested
      assets                                        0.21%              0.22%

     Average assets                            $9,404,408         $8,834,628



                 Jefferson-Pilot Corporation and Subsidiaries
                           Business Segment Results
                                 (Unaudited)


   Benefit Partners (In Thousands)

   Benefit Partners offers group non-medical products such as term life, disability and dental insurance to the employer marketplace. These non-medical products are marketed primarily through a national distribution system of regional group offices. These offices develop business through employee benefit firms, brokers, third party administrators and other employee benefit providers. Reportable segment results were:

                                                       Three Months Ended
                                                             March 31
                                                          2003      2002
      Premiums and other
       considerations                                   $181,792  $148,339
      Investment income, net of
       expenses                                           15,882    15,022
      Total revenues                                     197,674   163,361
      Policy benefits                                    137,658   109,227
      Expenses                                            41,682    34,265
      Total benefits and expenses                        179,340   143,492
      Reportable segment results
       before income taxes                                18,334    19,869
      Provision for income taxes                           6,417     6,954
      Reportable segment results                         $11,917   $12,915


      Operating Measures

      Life, Disability and Dental:
          Annualized sales                               $72,960   $56,101
          Loss ratio                                       74.1%     71.7%

      Total expenses, % of premiums                        23.0%     23.1%
First Call Corporation, a Thomson Financial company.
All rights reserved.  888.558.2500
]
05:35pm EDT 28-Apr-03 PR Newswire - First Call Wire (Jefferson-Pilot Corporati Jefferson Pilot Reports Nine Percent Increase in Earnings Per Share Pt(4 of 6)




                 Jefferson-Pilot Corporation and Subsidiaries
                           Business Segment Results
                                  (Unaudited)


   Communications (In Thousands)

   Jefferson-Pilot Communications Company operates television and radio broadcast properties and produces syndicated sports and entertainment programming. Reportable segment results were:

                                                      Three Months Ended
                                                            March 31
                                                    2003              2002
     Communications sales                         $50,478           $48,643
     Operating costs and expenses                  34,745            33,660
     Broadcast cash flow                           15,733            14,983
     Depreciation and amortization                  2,103             1,908
     Corporate general and
      administrative expenses                       1,490             1,340
     Net interest expense and other                   588               787
     Reportable segment results before
      income taxes                                 11,552            10,948
     Provision for income taxes                     4,488             4,403
     Reportable segment results                    $7,064            $6,545


   Corporate and Other (In Thousands)

   Activities of the parent company and passive investment affiliates, surplus of the life insurance subsidiaries not otherwise allocated to the reportable segments including earnings thereon, financing expenses on corporate debt and debt securities including capital securities, and federal and state income taxes not otherwise allocated to business segments are reported in the "Other" category.
   The following table summarizes the reportable segment results:


                                                      Three Months Ended
                                                            March 31
                                                    2003              2002
     Earnings on investments and other
      income                                      $21,606           $20,998
     Interest expense on debt and
      Exchangeable Securities                      (2,493)           (2,426)
     Operating expenses                            (6,346)           (4,922)
     Provision for income taxes                    (1,362)             (322)
                                                   11,405            13,328
     Dividends on Capital Securities               (6,141)           (6,141)
     Reportable segment results                     5,264             7,187
     Realized investment gains (losses),
      net                                         (12,394)           21,863
     Reportable segment results,
      including net realized gains
      (losses)                                    $(7,130)          $29,050


   Assets by Segment (In Millions)

     Individual Products                          $16,829           $16,283
     Annuity and Investment Products                9,412             8,904
     Benefit Partners                                 945               824
     Communications                                   200               197
     Corporate and Other                            3,419             3,119
     Total Assets                                 $30,805           $29,327



                  Jefferson-Pilot Corporation and Subsidiaries
                Quarterly Financial Results by Business Segment
                                  (Unaudited)


                                             Mar 31,     Dec 31,    Sept 30,
   (In millions)                              2003        2002        2002

   Revenues
    Individual                               $465.8      $464.3      $459.2
    AIP                                       169.7       175.1       170.5
    Benefit Partners                          197.7       178.3       180.0
    Communications                             49.9        61.2        49.2
    Corporate and Other                        24.3        21.4        18.0
    Realized investment gains (losses)        (19.1)      (63.8)        3.8
         Total revenues                      $888.3      $836.5      $880.7

   Reportable Segments Results
    Individual                                $76.0       $74.7       $73.9
    AIP                                        21.2        20.7        18.9
    Benefit Partners                           11.9        12.8         9.2
    Communications                              7.1        13.0         9.8
    Corporate and Other                        11.4        (6.4)       10.7
                                               127.6       114.8       122.5

    Preferred stock dividends                  (6.1)       (6.1)       (6.1)

   Total Reportable Segments Results          121.5       108.7       116.4

    Realized gains (losses), net of tax       (12.4)      (42.1)        2.4

   Reportable Segments Results
      including Realized Gains (Losses)      $109.1       $66.6      $118.8

   Earnings Per Share
       Income before gains (losses) from
        sale of investments                   $0.85       $0.76       $0.81
       Earnings Per Share                     $0.76       $0.47       $0.82

       Income before gains (losses) from
        sale of investments -
           assuming dilution                  $0.85       $0.75       $0.80
       Earnings Per Share - assuming
        dilution                              $0.76       $0.46       $0.81




                                            June 30,    Mar 31,     Dec 31,
   (In millions)                              2002        2002        2001

   Revenues
    Individual                               $451.0      $447.2      $441.7
    AIP                                       171.1       169.7       170.8
    Benefit Partners                          176.6       163.4       158.1
    Communications                             49.2        47.9        53.1
    Corporate and Other                        25.4        23.4        23.6
    Realized investment gains (losses)          4.4        33.6       (45.1)
         Total revenues                      $877.7      $885.2      $802.2

   Reportable Segments Results
    Individual                                $74.8       $69.7       $78.6
    AIP                                        19.3        21.4        19.3
    Benefit Partners                           12.5        12.9        11.5
    Communications                             10.5         6.5         9.9
    Corporate and Other                        11.5        13.3        11.4
                                              128.6       123.8       130.7

    Preferred stock dividends                  (6.1)       (6.1)       (6.1)

   Total Reportable Segments Results          122.5       117.7       124.6

    Realized gains (losses), net of tax         2.8        21.9       (28.2)

   Reportable Segments Results
      including Realized Gains (Losses)      $125.3      $139.6       $96.4

   Earnings Per Share
       Income before gains (losses) from
        sale of investments                   $0.82       $0.78       $0.83
       Earnings Per Share                     $0.84       $0.93       $0.64

       Income before gains (losses) from
        sale of investments -
           assuming dilution                  $0.81       $0.78       $0.82
       Earnings Per Share - assuming
        dilution                              $0.83       $0.92       $0.64
First Call Corporation, a Thomson Financial company.
All rights reserved.  888.558.2500
]05:35pm EDT 28-Apr-03 PR Newswire - First Call Wire (Jefferson-Pilot Corporati Jefferson Pilot Reports Nine Percent Increase in Earnings Per Share Pt(5 of 6)




                                            Sept 30,    June 30,    Mar  31,
   (In millions)                              2001        2001        2001

   Revenues
    Individual                               $428.8      $425.9      $425.2
    AIP                                       158.7       159.4       160.5
    Benefit Partners                          156.7       144.2       142.7
    Communications                             45.3        47.2        49.5
    Corporate and Other                        31.6        21.3        22.5
    Realized investment gains (losses)         24.2        30.1        56.3
         Total revenues                      $845.3      $828.1      $856.7

   Reportable Segments Results
    Individual                                $70.0       $76.5       $69.5
    AIP                                        17.3        19.0        20.7
    Benefit Partners                           12.0        10.5        10.4
    Communications                              8.2         8.7         6.8
    Corporate and Other                        16.4         6.1        10.7
                                              123.9       120.8       118.1

    Preferred stock dividends                  (6.1)       (6.1)       (6.1)

   Total Reportable Segments Results          117.8       114.7       112.0

    Realized gains (losses), net of tax        15.8        19.6        36.5

   Reportable Segments Results
      including Realized Gains (Losses)      $133.6      $134.3      $148.5

   Earnings Per Share
       Income before gains (losses) from
        sale of investments                   $0.78       $0.75       $0.73
       Earnings Per Share                     $0.88       $0.88       $0.97

       Income before gains (losses) from
        sale of investments -
           assuming dilution                  $0.77       $0.75       $0.72
       Earnings Per Share - assuming
        dilution                              $0.87       $0.87       $0.96



                Jefferson-Pilot Corporation and Subsidiaries
                       Investment Summary (Unaudited)
                               (in Thousands)


                                        March 31, 2003      December 31, 2002
   Allocation of Invested Assets       Amount    Percent    Amount    Percent

   Cash and cash equivalents             $52,920    0.2%      $66,777   0.3%
   Bonds                              19,730,149   80.4%   19,476,765  80.0%
   Preferred stocks                       26,733    0.1%       25,937   0.1%
   Common stocks, unaffiliated           390,908    1.6%      406,956   1.7%
   Mortgages loans (net)               3,289,110   13.4%    3,294,258  13.0%
   Real estate (net)                     131,880    0.5%      132,927   0.5%
   Policy loans and other                931,750    3.8%      941,800   3.9%
   Invested assets                   $24,553,450  100.0%  $24,345,420   100%



                                       March 31, 2003      December 31, 2002
   Bond Portfolio                     Amount    Percent    Amount    Percent

   U.S.Government                      $357,767    1.8%     $367,349    1.9%
   Mortgage-backed                    4,890,124   24.8%    5,386,570   27.7%
   Private placements                 4,180,217   21.2%    4,073,829   20.9%
   Public - corporates               10,302,041   52.2%    9,649,017   49.5%
   Total bonds                      $19,730,149  100.0%  $19,476,765  100.0%

   Yield to maturiry                      6.79%                6.94%
   Average life                            6.22                 6.22
   Duration                                4.38                 4.00

   Average Quality                           A2                   A1



                                       March 31, 2003      December 31, 2002
   Bond Portfolio Quality             Amount    Percent    Amount    Percent
       NAIC Rating         S&P
                        Equivalent
            1            AAA - A    $12,182,025   61.7%  $12,354,785   63.4%
            2              BBB        6,174,993   31.3%    5,837,437   30.0%
           3-6         BB and lower   1,373,131    7.0%    1,284,543    6.6%
       Total Bonds                  $19,730,149  100.0%  $19,476,765  100.0%



   Fixed Maturity Securities Unrealized
   Gains (Losses)                           March 31, 2003  December 31, 2002

   Gross unrealized gains                      $1,372,341        $1,140,428
   Gross unrealized (losses)                     (228,772)         (287,179)
    Net unrealized gains (losses)               $1,143,569          $853,249



   Mortgage Loan Portfolio                   March 31, 2003 December 31, 2002

   Yield to maturity                                7.87%             7.90%
   Average maturity                                  6.98              7.14
    Total delinquent loans and loans in
     foreclosure
         at amortized cost                        $13,405           $11,931
   Delinquent loans as a percent of
    total ML                                        0.41%             0.36%
   Net book value of real estate
    acquired in
         satisfaction of mortgage
          indebtedness                             $3,400            $3,400



   Realized Investment Gains/(Losses)   First Quarter 2003 First Quarter 2002

   Stock gains                                         $--           $51,786
   Bond gains                                       14,267             2,656
   Bond losses from sales and calls                 (2,754)           (5,027)
   Bond losses from writedowns                     (28,987)          (13,303)
   Other gains and losses (net)                       (631)           (2,396)
   Total pretax gains (losses)                     (18,105)           33,716
   Provision for income taxes benefit
    (expense)                                        6,674           (11,772)
   DAC amortization                                   (963)              (82)
   Total gains (losses) after tax and
    DAC amortization                              $(12,394)          $21,862
First Call Corporation, a Thomson Financial company.
All rights reserved.  888.558.2500
05:35pm EDT 28-Apr-03 PR Newswire - First Call Wire (Jefferson-Pilot Corporati Jefferson Pilot Reports Nine Percent Increase in Earnings Per Share Pt(6 of 6)




                  Jefferson-Pilot Corporation and Subsidiaries
                      Insurance Segments Expense Analysis
                                 (In Thousands)

                                                       Three Months Ended
                                                             Mar 31
                                                     2003              2002
     Individual Products
     Commissions                                   $79,184           $63,091
     General and administrative expenses            30,096            30,404
     Taxes, licenses and fees                       14,897            14,689
         Total commissions and expenses
          incurred                                 124,177           108,184
     Less commissions and expenses
      capitalized                                  (95,203)          (75,168)
     Amortization of DAC and VOBA                   45,624            35,581
         Net expense                               $74,598           $68,597

     Annuity and Investment Products
     Commissions - insurance companies              $6,054           $11,164
     Commissions - broker/dealer                    18,071            21,499
     General and administrative expenses             6,426             6,821
     Taxes, licenses and fees                          720               743
         Total commissions and expenses
          incurred                                  31,271            40,227
     Less commissions and expenses
      capitalized                                   (9,317)          (14,639)
     Amortization of DAC and VOBA                   11,500            10,816
         Net expense                               $33,454           $36,404

     Benefit Partners
     Commissions                                   $20,821           $17,682
     General and administrative expenses            19,442            16,812
     Taxes, licenses and fees                        5,263             3,993
         Total commissions and expenses
          incurred                                  45,526            38,487
     Less commissions and expenses
      capitalized                                  (28,252)          (23,423)
     Amortization of DAC and VOBA                   24,408            19,201
         Net expense                               $41,682           $34,265



                 Jefferson-Pilot Corporation and Subsidiaries
                      DAC and VOBA Balance Sheet Analysis
                                (In Thousands)

                                                    Three Months Ended
                                                           Mar 31
                                                  2003               2002

     Balance, beginning of period             $2,027,317         $2,069,570
     Amount capitalized                          132,771            110,903
     Amortization expense                        (81,537)           (63,274)
     Adjustment for capital gains and
      losses                                        (963)               (82)
     Adjustment for FAS 115                       (9,878)            52,596
     Balance, end of period                   $2,067,710         $2,169,713



                Jefferson-Pilot Corporation and Subsidiaries



   Shareholder Information

   Listed NYSE: JP

   Composite Stock Price and Dividends (Adjusted for 50% stock dividend effected
                                        04/09/01 and 04/13/98)


                                                                  Cash
                                       High      Low     Close   Dividend

                             1Q03      40.93    35.75    38.48    0.303
                             2002      53.00    36.35    38.11    1.184
                             2001      49.67    38.00    46.27    1.072
                             2000      50.59    33.25    49.83    0.960
                             1999      53.09    40.79    45.50    0.857
                             1998      52.25    32.45    50.00    0.770



   Transfer Agent and Dividend Reinvestment Agent

                          Wachovia Bank, N.A.          Phone:  800/829-8432
                          Equity Services Group
                          1525 West W.T. Harris Blvd. 3C3
                          Charlotte, NC 28288-1153

   Investor Relations

                          Jefferson-Pilot Corporation  Phone: 336/691-3379
                           Investor Relations - Dept. 3607
                          P.O. Box 21008
                          Greensboro, NC 27420
                          investor.relations@jpfinancial.com

   Corporate Website

                          www.jpfinancial.com